PROSHARES TRUST
ProShares Russell 2000 Dividend Growers ETF (SMDV)
(the “Fund”)
Supplement dated July 13, 2026
to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information,
each dated September 26, 2025, as supplemented or amended
Important Notice Regarding Change in the Fund’s Name, Investment Objective, and Principal Investment Strategy
* * * * *
On June 9, 2026, the Board of Trustees (the “Board”) of ProShares Trust approved a change a change to the Fund’s name effective on or about September 28, 2026. ProShares Russell 2000 Dividend Growers ETF’s name will change to ProShares S&P SmallCap 600 Dividend Aristocrats ETF.
Additionally, the Board also approved a change to the Fund’s underlying index from the Russell 2000 Dividend Growth Index to the S&P SmallCap 600 Dividend Aristocrats Index, which results in a change to the Fund’s investment objective. In addition, the Board approved related changes to the Fund’s principal investment strategies as described below.
These changes are scheduled to become effective on or about September 28, 2026 (the “Effective Date”).
As of the Effective Date, the following information will supplement or replace the corresponding information in the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information as applicable and as indicated below.
Name
1. All references to the Fund’s current name are replaced with its new name.
Investment Objective
2. The paragraph under the section entitled “Investment Objective” is replaced with the following:
ProShares S&P SmallCap 600 Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P SmallCap 600 Dividend Aristocrats Index (the “Index”).
Principal Investment Strategies – Summary Section
3. The second paragraph of the section entitled “Principal Investment Strategies” is replaced with the following:
The Index is designed to measure the performance of companies in the S&P SmallCap 600 Index that have increased dividends every year for at least 10 consecutive years. The S&P SmallCap 600® Index seeks to measure the performance small-cap companies listed and domiciled in the U.S. The Index selects at least 40 companies. These companies are equally weighted in the Index, except that no sector is allowed to be more than 30% of the Index. The Index’s composition is reevaluated annually in January and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPDSACUT.”

Additional Information About the Indexes - Investment Objectives, Principal Investment Strategies and Related Risks
4. The paragraph under “ProShares Russell 2000 Dividend Growers ETF” in the “Additional Information About the Indexes” portion of the “Investment Objectives, Principal Investment Strategies and Related Risks” section of the Fund’s Prospectus is deleted in its entirety.
Additional Information About the Indexes, the Index Providers and the Index Calculation Agent - Investment Objectives, Principal Investment Strategies and Related Risks
5. The first sentence of the paragraph under “S&P Global” in the “Additional Information about the Indexes, the Index Providers and the Index Calculation Agent” portion of the “Investment Objectives, Principal Investment Strategies and Related Risks” section of the Fund’s Prospectus is replaced with the following:
The Dow Jones Brookfield Global Infrastructure Composite Index, the S&P 500® Dividend Aristocrats® Index, the S&P 500® Ex-Energy Index, the S&P 500® Ex-Financials and Real Estate Index, the S&P 500® Ex-Health Care Index, the S&P 500® High Income ETF, the S&P 500® Ex-Information Technology Index, the S&P Kensho Cleantech Index, the S&P Kensho Smart Factories Index, the S&P Merger Arbitrage Index, the S&P MidCap 400® Dividend Aristocrats Index, S&P SmallCap 600 Dividend Aristocrats Index, S&P® Technology Dividend Aristocrats® Index (collectively, “Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by ProShares Trust or ProShare Advisors LLC, each as applicable (“Licensee”).
Index Providers – Other Information in the Fund’s SAI
6. The sentence of the paragraph under “S&P Dow Jones Indices” in the “Index Providers” portion of the “Other Information” section of the Fund’s Statement of Additional Information is replaced with the following:
The Dow Jones Industrial AverageSM, the S&P Materials Select Sector Index, the S&P Consumer Staples Select Sector Index, the S&P Consumer Discretionary Select Sector Index, the S&P 500 Daily Covered Call Index, the S&P Financial Select Sector Index, the S&P Health Care Select Sector Index, the S&P Industrial Select Sector Index, the S&P Energy Select Sector Index, the S&P Real Estate Select Sector Index, the S&P Communication Services Select Sector Index, the Dow Jones U.S. SemiconductorsSM Index, the S&P Technology Select Sector Index, the S&P Utilities Select Sector Index, the S&P 500® Index, the S&P MidCap 400® Index, the S&P SmallCap 600 Dividend Aristocrats Index and the S&P SmallCap 600® Index (collectively, “Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by ProShares Trust.
For more information, please contact the Fund at 1-866-776-5125
Please retain this supplement for future reference.